SUPPLEMENT TO THE
VARIABLE INSURANCE PRODUCTS FUNDS:
INITIAL CLASS
MONEY MARKET, INVESTMENT GRADE BOND, HIGH INCOME,
ASSET MANAGER, ASSET MANAGER: GROWTH, BALANCED, EQUITY-INCOME, INDEX 500, GROWTH & INCOME, GROWTH OPPORTUNITIES, CONTRAFUND, GROWTH, MID CAP, AND OVERSEAS PORTFOLIOS
APRIL 30, 1999 PROSPECTUS
SHAREHOLDER MEETING. On or about September 15, 1999, a meeting of the shareholders of Index 500 Portfolio will be held to approve various proposals, including approval of the fund's sub-advisory agreement with BT, approval of a new sub-advisory agreement with BT and approval of a manager-of-managers arrangement, which, subject to receipt of an exemptive order from the SEC, would allow FMR, with the approval of the Board of Trustees, to change sub-advisers and to modify material terms and conditions of a sub-advisory agreement without a shareholder vote. Shareholders of record on July 19, 1999 are entitled to vote at the meeting.
For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-8888 to request a free copy of the proxy statement.
   The following information replaces similar information found under the heading "Average Annual Returns" in the "Performance" section on page 22.
For the periods ended      Past 1 year  Past 5 years  Past 10 years
December 31, 1998

HIGH INCOME PORTFOLIO -     -4.33%       8.80%         11.08%
INITIAL CLASS

Merrill Lynch High Yield    3.66%        9.01%         11.08%
Master Index

Merrill Lynch High Yield    2.95%        9.12%         11.18%
Master II Index

Lipper High Current Yield   -0.44%       7.37%         9.34%
Funds Average

   The following information supplements the information found under the heading "Average Annual Returns" in the "Performance" section on page 24.
   Going forward, High Income Portfolio's performance will be compared to the Merrill Lynch High Yield Master II Index rather than the Merrill Lynch High Yield Master Index because the Merrill Lynch High Yield Master II Index contains deferred interest bonds and payment-in-kind securities and is therefore a better representation of
the high yield bond u    niverse.
   Merrill Lynch High Yield Master II Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default.
Effective August 2, 1999, the following information replaces similar information found in the "Fund Management" section on page 45.
David Felman is Vice President and manager of Mid Cap Portfolio. He also manages other Fidelity funds. Mr. Felman joined Fidelity as an analyst in 1993.
The following information replaces the 8th paragraph found under the heading "Fund Management" in the "Fund Services" section on page 44. (Index 500 Portfolio)
Effective June 4, 1999, Bankers Trust Corporation and all of its subsidiaries, including BT, merged with and into a subsidiary of Deutsche Bank AG. At a meeting held on March 18, 1999, the fund's Board of Trustees approved a new sub-advisory agreement among the fund, FMR and BT or its successor by merger that became effective June 4, 1999. This agreement will be presented to the fund's shareholders for approval on September 15, 1999.